Exhibit 99.3

BriaCell Therapeutics Corp

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of January 31, 2022

Expressed in United States Dollars

(Unaudited)

NOTICE TO READER

As of July 31, 2022, BriaCell Therapeutics Corp. (the “Company”) determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act. This means that, as of August 1, 2022, the Company has been required to comply with all of the periodic disclosure requirements of the Securities Exchange Act of 1934 applicable to U.S. domestic issuers, such as Forms 10-K, 10-Q and 8-K, rather than the forms the Company has filed with the Securities and Exchange Commission (“SEC”) in the past, as a foreign private issuer, such as Forms 40-F and 6-K. Accordingly, the Company is now required to prepare its financial statements filed with the SEC in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).

As required pursuant to section 4.3(4) of National Instrument 51-102 – Continuous Disclosure Obligations, the Company must restate its interim financial statements for the fiscal year ended July 31, 2022 in accordance with U.S. GAAP, such interim financial statements having previously been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

The attached restated condensed interim consolidated financial statements (the “Financial Statements”) for the three and six month periods ended January 31, 2022 and 2021 have been prepared in accordance with U.S. GAAP, are current as of March 14, 2022 and provide financial information for the three and six month periods ended January 31, 2022 and 2021, as restated on October 27, 2022. Other than as expressly set forth above, the revised Financial Statements do not, and do not purport to, update or restate the information in the original condensed interim consolidated financial statements or reflect any events that occurred after the date of the filing of the original condensed interim consolidated financial statements.

The Company’s Annual Report on Form 10-K (the “Annual Report”) dated October 27, 2022 is available under the Company’s profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Readers are cautioned that these Financial Statements should be read in conjunction with the Annual Report, including the consolidated financial statements and the related notes thereto included in Item 8 thereof.

BriaCell Therapeutics Corp

Condensed Consolidated Balance Sheet
(Unaudited, expressed in US Dollars, except share and per share data)

	January 31, 2022	July 31, 2021
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$47,981,685	$57,268,685
Amounts receivable	27,166	12,574
Prepaid expenses	306,869	516,891
Total current assets	48,315,720	57,798,150

NON-CURRENT ASSETS:
Investments	2	2
Intangible assets, net	237,974	245,610
Total non-current assets	237,976	245,612

Total assets	$48,553,696	$58,043,762

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Trade payables	$524,860	$214,116
Accrued expenses and other payables	80,290	342,679
Total current liabilities	605,150	556,795

NON-CURRENT LIABILITIES:
Warrant liability	31,522,848	29,789,260
Government loans	-	25,986
Total non-current liabilities	31,522,848	29,815,246

SHAREHOLDERS’ EQUITY:
Share Capital of no par value - Authorized: unlimited at January 31, 2022 and July 31, 2021, respectively; Issued and outstanding: 15,946,642 and 15,269,853 shares January 31, 2022 and July 31, 2021, respectively	62,961,708	54,774,172
Additional paid in capital	3,511,140	2,178,130
Accumulated other comprehensive loss	(138,684)	(138,684)
Accumulated deficit	(49,908,466)	(29,141,897)
Total shareholders’ equity (deficit)	16,425,698	27,671,721

Total liabilities and shareholders’ equity (deficit)	$48,553,696	$58,043,762

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)

(Unaudited, expressed in US Dollars, except share and per share data)

	Three months ended January 31,		Six months ended January 31,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Expenses:
Research and development expenses	$1,708,179	$165,592	$2,583,815	314,655
General and administrative expenses	1,938,630	53,742	3,347,803	285,053
Total operating expenses	3,646,809	219,334	5,931,618	599,708

Operating loss	(3,646,809)	(219,334)	(5,931,618)	(599,708)
Financial income (expenses), net	14,807,316	(90,043)	(10,441,360)	(131,000)
Income (loss) for the period	11,160,507	(309,377)	(16,372,978)	(730,708)
Other comprehensive loss - Foreign currency translation adjustment	-	133,486	-	168,826
Comprehensive income (loss) for the period	$11,160,507	$(175,891)	$(16,372,978)	(561,882)
Net loss per share – basic	$0.71	$(.40)	$(1.05)	$(0.95)
Net income (loss) per share – diluted	$0.04	$(.40)	$(1.05)	$(0.95)
Weighted average number of shares used in computing net basic earnings per share of common stock	15,788,827	771,962	15,547,497	773,175
Weighted average number of shares used in computing net diluted earnings per share of common stock	18,405,614	771,962	15,547,497	773,175

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited, expressed in US Dollars, except share and per share data)

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’ Equity
	Number	Amount	capital	loss	deficit	(deficit)
Balance, October 31, 2021	15,370,412	$55,701,579	$2,696,264	$(138,684)	$(56,675,382)	$1,583,777
Exercise of representation warrants	107,471	376,832	-	-	-	376,832
Exercise of private placement warrants	800,000	9,910,089	-	-	-	9,910,089
Exercise of public offering warrants	33,065	1,677,631	-	-	-	1,677,631
Issuance of options	-	-	814,876	-	-	814,876
Shares repurchased and cancelled	(364,306)	(4,704,423)	-	-	(4,393,591)	(9,098,014)
Income for the period	-	-	-	-	11,160,507	11,160,507
Balance, January 31, 2022	15,946,642	$62,961,708	$3,511,140	$(138,684)	$(49,908,466)	$16,425,698

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’ equity
	Number	Amount	capital	loss	deficit	(deficit)
Balance, July 31, 2021	15,269,583	$54,774,172	$2,178,130	$(138,684)	$(29,141,897)	$27,671,721
Exercise of representation warrants	208,300	1,304,239	-	-	-	1,304,239
Exercise of private placement warrants	800,000	9,910,089	-	-	-	9,910,089
Exercise of public offering warrants	33,065	1,677,631	-	-	-	1,677,631
Issuance of options	-	-	1,333,010	-	-	1,333,010
Shares repurchased and canceled	(364,306)	(4,704,423)	-	-	(4,393,591)	(9,098,014)
Loss for the period	-	-	-	-	(16,372,978)	(16,372,978)
Balance, January 31, 2022	15,946,642	$62,961,708	$3,511,140	$(138,684)	$(49,908,466)	$16,425,698

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Changes in Shareholders’ Equity (Deficit)

(Unaudited, expressed in US Dollars, except share and per share data)

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’ equity
	Number	Amount	capital	loss	deficit	(deficit)
Balance, October 31, 2020	771,962	$12,593,528	$2,446,886	$(138,684)	$(17,734,139)	$(2,832,409)
Conversion Feature	-	20,251	-	-	-	20,251
Expiration of warrants	-	-	-	-	-	-
Expiration and forfeiture of options	-	-	(85,952)	-	85,952	-
Issuance of options	-	-	-	-		-
Loss for the period	-	-	-	-	(309,377)	(309,377)
Balance, January 31, 2021	771,962	$12,613,779	$2,360,934	$(138,684)	$(17,957,564)	$(3,121,535)

	Share capital		Additional paid in	Accumulated other comprehensive	Accumulated	Total shareholders’ equity
	Number	Amount	capital	loss	deficit	(deficit)
Balance, July 31, 2020	721,962	$12,263,858	$2,446,886	$(138,684)	$(17,312,812)	$(2,740,752)
Issuance of shares for debt	50,000	329,670	-	-	-	329,670
Issuance of shares in public offering	-	-	-	-	-	-
Conversion feature	-	20,251	-	-	-	20,251
Expiration of warrants	-	-	-	-	-	-
Expiration and forfeiture of options	-	-	(85,952)	-	85,952	-
Issuance of options	-	-	-	-	-	-
Loss for the period	-	-	-	-	(730,708)	(730,708)
Balance, January 31, 2021	771,962	$12,613,779	$2,360,934	$(138,684)	$(17,957,568)	$(3,121,539)

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Condensed Consolidated Statements of Cash Flows

(Unaudited, expressed in US Dollars , except share and per share data)

	Six months ended January 31,
	2022	2021
	(Unaudited)	(Unaudited)
Cash flow from operating activities
Net loss	$(16,372,978)	$(730,708)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,636	7,629
Share-based compensation	1,333,010	-
Interest expense	979	105,766
Gain from government grant	(3,388)	-
Remeasurement of warrants	10,456,148	-
Changes in assets and liabilities:
Decrease (increase) in amounts receivable	(14,592)	17,687
Decrease in prepaid expenses	210,022	-
Increase (decrease) in trade payables	314,143	(412,695)
Increase (decrease) in accrued expenses and other payables	(265,788)	766,811
Total cash flow from operating activities	(4,334,808)	(245,510)

Cash flows from financing activities
Proceeds from public offering, net	-	-
Proceeds from exercise of warrants	5,127,658	-
Share and warrant buyback program	(10,056,273)	-
Repayment government grant	(23,577)	-
Repayment of unsecured convertible loan	-	215,710
Repayment of short-term loans	-	266,007
Total cash flow from financing activities	(4,952,192)	241,717

Effects of changes in foreign exchange	-	(40,691)
Decrease in cash and cash equivalents	(9,287,000)	(3,793)
Cash and cash equivalents at beginning of the period	57,268,685	21,249
Cash and cash equivalents at end of the period	$47,981,685	$(23,235)

Supplemental disclosures of cash flow information:
Cash paid for interest	$-	$-
Tax paid	-	-

The accompanying notes are an integral part of the condensed consolidated financial statements.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 1:	GENERAL

a.	BriaCell Therapeutics Corp. (“BriaCell” or the “Company”) was incorporated under the Business Corporations Act (British Columbia) on July 26, 2006 and is listed on the Toronto Stock Exchange (“TSX”) under the symbol “BCT” and the Company also trades on the Nasdaq Capital Market (“NASDAQ”) under the symbols “BCTX” and “BCTXW”.

b.	BriaCell is an immuno-oncology biotechnology company. BriaCell owns the US patent to Bria-IMT™, a whole-cell cancer vaccine (US Patent No.7674456) (the “Patent”). The Company is currently advancing its immunotherapy program, Bria-IMT™, to complete a 24-subject Phase I/IIa clinical trial and by research activities in the context of BriaDx™, a companion diagnostic test to identify patients likely benefitting from Bria-IMT™.

c.	Basis of presentation of the financial statements:

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X promulgated by the U.S Securities and Exchange Commission (the “SEC”). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report as of July 31, 2022 filed with the SEC on October 27, 2022. The interim period results do not necessarily indicate the results that may be expected for any other interim period or for the full fiscal year.

Prior to 2021, the Company prepared its financial statements, including its condensed financial statements, in accordance with International Financial Reporting Standards (IFRS), as issued by the International Accounting Standards Board (IASB), as permitted in the United States based on the Company’s qualification as a “foreign private issuer” under the rules and regulations of the SEC. In connection with the loss of the Company’s status as a foreign private issuer effective on August 1, 2022, the Company, as a domestic filer, prepares its consolidated financial statements in accordance with U.S. GAAP, and restated its condensed consolidated financial statements as of October 31, 2021 and January 31, 2022, to be prepared in accordance with U.S. GAAP.

d.	The Company continues to devote substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue in the foreseeable future. The Company’s accumulated deficit as of January 31, 2022 was $49,908,466 and negative cash flows from operating activities during the six-month period ended January 31, 2022 was $4,334,808. The Company is planning to finance its operations from its existing and future working capital resources and to continue to evaluate additional sources of capital and financing. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements for at least twelve months from the issuance of the condensed consolidated financial statements.

e.	The Company has a wholly-owned U.S. subsidiary, BriaCell Therapeutics Corp. (“BTC”), which was incorporated in April 3, 2014, under the laws of the state of Delaware. BTC’s has a wholly-owned subsidiary, Sapientia Pharmaceuticals, Inc. (“Sapientia” and together with BTC the “Subsidiaries”), which was incorporated in September 20, 2012, under the laws of the state of Delaware. The Company has one operating segment and reporting unit.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the consolidated financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

a.	Recently issued and adopted accounting standards:

As an “emerging growth company,” the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act. The adoption dates discussed below reflects this election.

1.	In June 2016, the FASB issued ASU No. 2016-13 (Topic 326), Financial Instruments—Credit Losses: Measurement of Credit Losses on Financial Instruments, which replaces the existing incurred loss impairment model with an expected credit loss model and requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected. The guidance will be effective for the Company for fiscal years beginning after December 15, 2022. Early adoption is permitted. Effective August 1, 2021, the Company early adopted ASU 2016-13. Adoption of the new standard did not have a material impact on the financial statements.

2.	In August 2020, the FASB issued ASU 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”). The final guidance issued by the FASB for convertible instruments eliminates two of the three models in ASC 470-20 that require separate accounting for embedded conversion features. Separate accounting is still required in certain cases. Additionally, among other changes, the guidance eliminates some of the conditions for equity classification in ASC 815-40-25 for contracts in an entity’s own equity. The guidance also requires entities to use the if-converted method for all convertible instruments in the diluted earnings per share calculation and include the effect of share settlement for instruments that may be settled in cash or shares, except for certain liability-classified share-based payment awards. ASU 2020-06 is effective for the company for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for fiscal years beginning after December 15, 2020. Effective August 1, 2021, the Company early adopted ASU 2020-06. Adoption of the new standard did not have a material impact on the financial statements.

3.	In November 2021, the FASB issued ASU No. 2021-10, Government Assistance (Topic 832): Disclosure by Business Entities about Government Assistance (ASU 2021-10), which improves the transparency of government assistance received by most business entities by requiring the disclosure of: (1) the types of government assistance received; (2) the accounting for such assistance; and (3) the effect of the assistance on a business entity’s financial statements. This guidance is effective for financial statements issued for annual periods beginning after 15 December 2021. Early adoption is permitted. Adoption of the new standard did not have a material impact on the financial statements.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 4:	CONTINGENT LIABILITIES AND COMMITMENTS

a.	Legal proceedings:

On May 19, 2021, Alpha Capital Anstalt (“Alpha”) filed a lawsuit in the New York State Supreme Court, Commercial Division, New York County against BriaCell Therapeutics Corp. (“BriaCell”), alleging that BriaCell breached a loan contract when it refused to reprice and extend the term of warrants purported held by Alpha in spring 2021, seeking monetary and injunctive relief for delivery of those amended warrants. Counterclaiming and defending against Alpha’s complaint, BriaCell alleges that Alpha’s loan to BriaCell is unenforceable both because the loan is criminally usurious under New York law and because Alpha acted as an unregistered securities dealer in violation of American securities law. BriaCell also has alleged that Canadian securities law, regulation, and rules prohibited it from amending the warrants to comply with Alpha’s spring 2021 demands. On May 11, 2022, Alpha moved to dismiss BriaCell’s operative Amended Counterclaim. The parties have fully briefed that motion, and the Court has calendared oral argument on that motion for February 7, 2023. Expert discovery is ongoing and may affect the value of the parties’ respective claims and damages.

The Company disagrees with Alpha’s claims, is defending these claims, and has filed a counter claim. At this time, whilst it is impossible to provide any guarantee as to the outcome of the lawsuit, it is the Company’s assessment, based on advice from the Company’s legal counsel at this time, and based on the information known by the Company, that it’s more likely than not that BriaCell will not have to pay Alpha in the litigation.

b.	Lease

The Company is currently on a month-to-month lease arrangement for office and lab space in New York, New York in the amount of approximately $8,600 per month.

NOTE 5:	FAIR VALUE MEASUREMENTS

The following table presents information about our financial instruments that are measured at fair value on a recurring basis as of January 31, 2022 and July 31, 2021:

	Fair Value Measurements at
	January 31, 2022			July 31, 2021
	Level 1	Level 2	Total	Level 1	Level 2	Total
Financial Assets:
Cash and cash equivalents	47,981,685	-	47,981,685	57,268,685	-	57,268,685

Total assets measured at fair value	$47,981,685	$-	$47,981,685	$57,268,685	$-	$57,268,685

Financial liabilities:
Warrants liability	12,037,167	19,485,681	31,522,848	7,426,535	22,362,725	29,789,260

Total liabilities measured at fair value	$12,037,167	$19,485,681	$31,522,848	$7,426,535	$22,362,725	$29,789,260

We classify our cash and cash equivalents and the liability in respect of publicly traded warrants within Level 1 because we use quoted market prices in active markets.

The fair value of the warrant liability for non-public warrants is measured using inputs other than quoted prices included in Level 1 that are observable for the liability either directly or indirectly, and thus are classified as Level 2 financial instruments.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHAREHOLDERS’ EQUITY (DEFICIT)

a) Authorized share capital

The authorized share capital consists of an unlimited number of common shares with no par value.

b) Issued share capital

During the six-month period ended January 31, 2022, the Company issued shares as follows:

(i)	On August 18, 2020, the Company issued 50,000 Shares to Sichenzia Ross Ference LLP or certain members or employees of Sichenzia Ross Ference LLP as compensation for legal services. The shares were valued at $6.59 per share and the Company recorded a loss on the extinguishment of debt of $25,234.

ii)	During the six-month period ended January 31, 2022, 524,682 compensation warrants with a weighted average exercise price of $5.68 per warrant were exercised into 208,300 common shares by way of a cashless exercise.

iii)	During the six-month period ended January 31, 2022, 33,065 warrants with an exercise price of $5.31 were exercised for gross proceeds of $175,658 and 800,000 warrants with an exercise price of $6.19 were exercised for gross proceeds of $4,952,000. In total, the Company issued 833,065 shares in respect of the exercise of these warrants.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

c) Share buyback program

On September 9, 2021 the Company approved a repurchase program whereby the Company may purchase through the facilities of the TSX Venture or NASDAQ (i) up to 1,341,515 common shares (the “Common Shares”) and (ii) up to 411,962 publicly traded BCTXW warrants (the “Listed Warrants”) in total, representing 10% of the 13,415,154 Common Shares and 10% of the 4,119,622 Listed Warrants comprising the “public float” as of September 8, 2021, over the next 12 months (the “Buyback”). Independent Trading Group (ITG) Inc. will act as the Company’s advisor and dealer manager in respect of the Buyback. The Company received final regulatory approval on September 22, 2021. As of January 31, 2022, the Company repurchased a total of 1,031,672 shares with a value of $9,098,014 (net of commissions), of which $4,704,423 was charged to share capital and $4,393,591 was charged to accumulated deficit. The Company also repurchased 200,740 publicly traded warrants for $958,259 (net of commissions) with a fair value of $933,441. All of the warrants and shares repurchased have been cancelled.

d) Share Purchase Warrants

A summary of changes in share purchase warrants for the six month s ended January 31, 2022 is presented below:

	Number of warrant outstanding	Weighted average exercise price
	(Unaudited)	(Unaudited)
Balance, July 31, 2021	9,464,152	$5.84
Expired during the period	(12,707)	(28.80)
Exercised during the period	(833,065)	(6.16)
Repurchased and cancelled during the period	(200,740)	(5.31)
Balance, January 31, 2022	8,417,640	5.79

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

d) Share Purchase Warrants (continued)

As of January 31, 2022, warrants outstanding were as follows:

Number of Warrants	Exercise Price	Exercisable At January 31, 2022	Expiry Date
9,782	$28.80	9,782	February 25, 2022 - April 3, 2022
51,698	$4.41	51,698	November 16, 2025
3,985,817	$5.31	3,985,817	February 26, 2026 – April 26, 2026
4,370,343	$6.19	4,370,343	December 7, 2026
8,417,640		8,417,640

e) Compensation Warrants

A summary of changes in compensation warrants for the six month s ended January 31, 2022 is presented below:

	Number of options outstanding	Weighted average exercise price
Balance, July 31, 2021	601,643	$5.68
Exercised	(524,682)	(5.31)
Balance, January 31, 2022	76,961	$5.88

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 6:	SHAREHOLDERS’ EQUITY (DEFICIT) (Cont.)

e) Compensation Warrants (continued)

As at January 31, 2022, compensation warrants outstanding were as follows:

Number of Warrants	Exercise Price	Exercisable At January 31, 2022	Expiry Date
4,890	$4.34	4,890	November 16, 2025
17,074	$5.31	17,074	February 26, 2026
54,997	$6.19	54,997	June 7, 2026
76,961		76,961

f) Warrant liability continuity

The following table presents the summary of the changes in the fair value of the warrants:

Warrants liability

Balance as of August 1, 2021	$29,789,260
Issuance of warrants	-
Exercise of warrants	$(7,764,301)
Warrant buyback program	(958,259)
Change in fair value	$10,456,148

Balance as of January 31, 2022	$31,522,848

The key inputs used in the valuation of the non-public warrants as of January 31, 2022 and at July 31, 2021 were as follows:

	January 31, 2022	July 31, 2021
	(Unaudited)	(Audited)
Share price	$5.91	$5.23
Exercise price	$5.31-6.19	$5.31-6.19
Expected life (years)	4.07-4.85	4.58-5.35
Volatility	100%	100%
Dividend yield	0%	0%
Risk free rate	1.61%	0.70%

NOTE 7:	SHARE-BASED COMPENSATION

a.	The following table summarizes the number of options granted to directors, officers, employees and consultants under the option plan for six-month period ended January 31, 2022 and related information:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value

Balance as of July 31, 2021	674,666	$4.38	4.16	$573,466

Granted	637,300	8.03	4.89	-

Balance as of January 31, 2022	1,311,966	6.16	4.51	-

Exercisable as of January 31, 2022	911,061	$5.14	4.32	$701,517

The weighted-average grant date per-share fair value of stock options granted during six-month period ended January 31, 2022 was $5.86. As of January 31, 2022, there are $2,401,702 of total unrecognized costs related to share-based compensation that is expected to be recognized over a period of up to 1.75 years.

On September 1, 2021, the Company issued 100,000 options to a consultant with an exercise price of $5.74, which vest immediately and expire on September 1, 2026. The fair value of the stock options was $518,134. The fair value was estimated using the Black-Scholes option pricing model and the following weighted average assumptions: share price - $6.79; exercise price - $5.74; expected life - 5 years; annualized volatility - 100%; dividend yield - 0%; risk free rate – 0.80%.

On November 1, 2021, the Company issued 12,600 options with an exercise price of $7.94 and expire on November 1, 2026. 10,000 of the options were issued to a director and vest immediately, and 2,600 options were issued to members of the Company’s scientific advisory board and vest in five equal instalments every six months, with the first instalment vesting immediately. The fair value of the stock options was $74,579. The fair value was estimated using the Black-Scholes option pricing model and the following weighted average assumptions: share price - $7.95; exercise price - $7.94; expected life - 5 years; annualized volatility - 100%; dividend yield - 0%; risk free rate – 1.19%.

On January 13, 2022, the company issued 524,700 options to directors, officers, and employees with an exercise price of $8.47 and expire on January 13, 2027. 482,300 of the options were granted to Insiders, as such term is defined in the Securities Act (British Columbia) and vest in four equal instalments every 90 days, with the first instalment vesting immediately. The remaining 42,400 options vest in eight equal instalments every 90 days, with the first installment vesting immediately. The fair value of the options was $3,141,999 based on the Black-Scholes option pricing model using the following assumptions: share price - $8.09; exercise price - $8.47; expected life – 5 years; annualized volatility – 100%; dividend yield – 0%; risk free rate – 1.47%.

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 7:	SHARE-BASED COMPENSATION (Cont.)

b.	The following table lists the inputs to the Black-Scholes option-pricing model used for the fair value measurement of equity-settled share options for the above Options Plans for the three and six month s ended January 31, 2022 and 2021

	Three months ended January 31,		Six months ended January 31,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Dividend yield	0%	-	0%	-
Expected volatility of the share prices	100%	-	100%	-
Risk-free interest rate	1.47%	-	0.80%-1.47%	-
Expected term (in years)	5	-	5	-

c.	The following table summarizes information about the Company’s outstanding and exercisable options granted to employees as of January 31, 2022

Exercise price	Options outstanding as of January 31, 2022	Weighted average remaining contractual term (years)	Options exercisable as of January 31, 2022	Weighted average remaining contractual term (years)	Expiry Date

$8.47	524,700	4.95	125,875	4.95	January 13, 2027
$7.74	12,600	4.75	10,520	4.75	November 1, 2026
$5.74	100,000	4.59	100,000	4.59	September 1, 2026
$4.24	612,000	4.16	612,000	4.16	March 29, 2026
$4.24	60,000	4.22	60,000	4.22	April 19, 2026
$16.80	166	2.61	166	2.61	September 9, 2024
$33.60	833	1.42	833	1.42	July 1, 2023
$48.00	1,667	0.11	1,667	0.11	March 10, 2022

	1,311,966		911,061

d.	The total share-based compensation expense related to all of the Company’s equity-based awards, recognized for the three and six months ended January 31, 2022 and 2021 is comprised as follows:

	Three months ended January 31,		Six months ended January 31,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Research and development expenses	$109,453	-	$109,453	-
General and administrative expenses	705,423	-	1,223,557	-
Total share-based compensation	$814,876	-	$1,333,010	-

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 8:	FINANCIAL INCOME (EXPENSES), NET

	Three months ended January 31,		Six months ended January 31,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest income	$12,081	-	$18,386	-
Interest expense	-	(90,043)	(979)	(105,766)
Change in fair value of warrant liability	14,797,888	-	(10,456,148)	-
Gain on government grant	3,388	-	3,388	-
Foreign exchange loss	(6,041)	-	(6,007)	-
Loss on extinguishment of debt	-	-	-	(25,234)
Financial income (expenses), net	$14,807,316	$(90,043)	$(10,441,360)	$(131,000)

NOTE 9:	BASIC AND DILUTED NET INCOME (LOSS) PER SHARE

Basic net income (loss) per ordinary share is computed by dividing net income (loss) for each reporting period by the weighted-average number of ordinary shares outstanding during each year. Diluted net income (loss) per ordinary share is computed by dividing net income (loss) for each reporting period by the weighted average number of ordinary shares outstanding during the period, plus dilutive potential ordinary shares considered outstanding during the period, in accordance with ASC No. 260-10 “Earnings Per Share”. The Company experienced a loss in three and six month ended January 31, 2022 and 2021; hence all potentially dilutive ordinary shares were excluded due to their anti-dilutive effect.

	Three months ended January 31,		Six months ended January 31,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Basic EPS
Numerator:
Net income (loss)	$11,160,507	$(309,377)	$(16,372,978)	$(730,708)
Denominator:
Shares used in computation of basic earnings per share	15,788,827	771,962	15,547,497	773,175
Basic EPS	$0.71	$(0.40)	$(1.05)	$(0.73)
Diluted EPS
Numerator:
Net income (loss) attributable to common stock, basic	$704,359	$(309,377)	$(16,372,978)	$(730,708)
Net income attributable to common stock, diluted	$704,359	$(309,377)	$(16,372,978)	$(730,708)
Denominator:
Shares used in computing net EPS of common stock, basic	15,788,827	771,962	15,547,497	773,175
Stock Options	337,644	-	-	-
Warrants	2,279,143	-	-	-
Shares used in computation of diluted earnings per share	18,405,614	-	-	-
Diluted EPS	$0.04	$(0.40)	$(1.05)	$(0.73)

BriaCell Therapeutics Corp

Notes to the Condensed Consolidated Financial Statements

(Unaudited, expressed in US Dollars, except share and per share data and unless otherwise indicated)

NOTE 10:	SUBSEQUENT EVENTS

The Company evaluated the possibility of subsequent events existing in the Company’s consolidated financial statements through March 14, 2022, the date that the consolidated financial statements were available for issuance. The Company is not aware of any subsequent events which would require recognition or disclosure in the consolidated financial statements, except as noted below.

a) Share buy-back program

On February 1, 2022, the Company repurchased and cancelled 667,366.

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